UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2017

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

On April 27, 2017, as previously announced, Mr. Douglas A. Kessler resigned from his position as a director of the board of directors (the “Board”) of Ashford Hospitality Prime, Inc. (the “Company”). The resignation was in connection with Mr. Kessler’s appointment as Chief Executive Officer of Ashford Hospitality Trust, Inc. and not as a result of a disagreement with the Company or the Board.

Also on April 27, 2017, the  Board appointed Ms. Sarah Zubiate Darrouzet to the Board.  In connection with her appointment, Ms. Zubiate Darrouzet received a grant of 267 shares of the Company’s restricted stock pursuant to the Company’s 2013 Equity Incentive Plan, which represents the Company’s annual grant of restricted stock to its non-employee directors pro-rated for Ms. Zubiate Darrouzet’s time spent on the Board prior to the Company’s 2017 annual shareholder meeting. Ms. Zubiate Darrouzet will also receive the standard compensation package paid to each of the non-employee members of the Board, including a $55,000 annual retainer, which will be pro-rated for Ms. Zubiate Darrouzet’s time spent on the Board prior to the Company’s 2017 annual shareholder meeting.

In connection with her appointment, Ms. Zubiate Darrouzet has entered into the Company’s form indemnification agreement for directors and executive officers, which provides for indemnification by the Company to the maximum extent permitted by Maryland law and is in addition to protections provided in the Company’s charter and bylaws. Under the form indemnification agreement, directors and executive officers will be indemnified for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against such directors and executive officers in connection with their duties. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the actual indemnification agreement, a form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 8, 2017.

Ms. Zubiate Darrouzet has not been appointed to any committees of the Board. There are no arrangements or understandings between Ms. Zubiate Darrouzet and any other person pursuant to which she was selected to serve as director. Neither Ms. Zubiate Darrouzet nor any of her related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

Appointment of President

On April 27, 2017, Mr. Douglas A. Kessler resigned from his position as President of the Company.  Also on April 27, 2017, the Board appointed Mr. Richard J. Stockton as President of the Company in addition to his current role as Chief Executive Officer of the Company.   Mr. Stockton has served as the Chief Executive Officer of the Company since November 14, 2016.

Equity Incentive Awards

On April 27, 2017, the Board approved the recommendations of the Compensation Committee of the Board with respect to the grant of time-based equity awards and performance-based equity awards to the following current and former executive officers pursuant to the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan (the  “2013 Equity  Incentive Plan”), subject to stockholder approval of an amendment to the 2013 Equity Incentive Plan, with a grant date of April 27, 2017, as set forth below:

Executive Officer	Time-based Shares/LTIPs Awarded (#)	Target Performance-based Shares/LTIPs Awarded (#)
Monty J. Bennett, Former Chief Executive Officer and Chairman (1)	95,430	95,430
Richard J. Stockton, Chief Executive Officer and President (2)	5,882	5,882
Douglas A. Kessler, Former President (3)	38,462	38,462
David A. Brooks, Chief Operating Officer and General Counsel	33,937	33,937
Deric S. Eubanks, Chief Financial Officer and Treasurer	22,624	22,624

(1)  Elected to receive 95,430 special long-term incentive partnership units (“LTIP Units”) in Ashford Hospitality Prime Limited Partnership, the Company’s operating subsidiary (“Subsidiary”) for the time-based awards granted and 190,860 LTIP Units for the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).  Vested LTIP Units, upon achieving economic parity with the Common Limited Partnership Units of the Subsidiary (“Common Units”), are convertible into Common Units at the option of the executive officer.  Common units are redeemable for cash, or, at the option of the Company, for common stock of the Company on a one-for-one basis. Monty J. Bennett served as the Chief Executive Officer of the Company until November 14, 2016 and remains Chairman of the Board.

(2) Richard J. Stockton was appointed as Chief Executive Officer of the Company on November 14, 2016 and President of the Company on April 27, 2017.

(3) Douglas A. Kessler served as the President of the Company for all of the fiscal year ended December 31, 2016 and resigned as President of the Company on April 27, 2017.

These equity awards are granted in two equal components:

•Time-Based Awards (50%) — Half of the shares/units are awarded in the form of time-based shares/units.  These shares/units vest in three equal annual installments following the date of grant, and dividends are paid on unvested shares/units, based upon the Company’s having met certain business objectives.

•Performance-Based Awards (50%) — Half of the shares/units are awarded in the form of performance-based shares/units. Assuming continued service through the vesting date and achievement of the specified performance-based vesting criteria, the shares/units will generally vest on December 31, 2019. The actual number of shares/units to be issued upon vesting can range from 0% to 200% of the target number of shares/units awarded based on the achievement of a specified relative total stockholder return of the Company.  Award levels between the threshold and target performance and between the threshold and maximum performance are interpolated.  Dividends are accrued and paid on the actual number of shares/units vesting in the form of additional shares/units.

The time-based and the performance-based awards will be issued pursuant to award agreements entered into by the Company and the executive officer that are substantially consistent with  previously filed award agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2017

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel